UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01639

Engex, Inc.

(Exact name of registrant as specified in charter)

44 Wall Street, 2nd Floor, New York, NY 10005

(Address of principal executive offices) (Zip code)

CT Corporation, 111 Eighth Avenue, New York, NY 10011

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-495-4200

Date of fiscal year end: September 30

Date of reporting period: June 30, 2013

(UNAUDITED)

Item 1.	Schedule of Investments

June 30, 2013

	SHARES	MARKET VALUE	TOTAL
MARKETABLE SECURITIES: COMMON STOCK (99.0%)
Biotechnology (98.8%)
Enzo Biochem, Inc.*	1,216,196 shs	$2,529,688
MiMedx Group, Inc.*	459,292 shs	$3,247,194
MRI Interventions, Inc. (c)	493,784 shs	543,162
			$6,320,044
Technology (0.0%)
Silverstar Holdings Ltd. *	51,600 shs	$134
			$134
Gaming Industry (.2%)
American Vantage Companies *	474,500 shs	$14,235
			$14,235

TOTAL INVESTMENT IN MARKETABLE SECURITIES (COST – $9,341,717)			$6,334,413

PRIVATE INVESTMENTS* (.8%)
Lifesync Holdings, Inc. (a)	4,675 shs	0
Corente, Inc. (b)	11,793 shs	0
MRI Interventions, Inc. Promissory Note (c)	-1-	$48,856

TOTAL PRIVATE INVESTMENTS (COST – $2,623,454)			$48,856

* Non-income-producing securities

(a) Formerly, GMP Companies, Inc.

(b) Formerly, Openreach.Com

(c) Formerly, Surgivision, inc.

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(UNAUDITED)

FAIR VALUE MEASUREMENTS

Investments in securities are carried at estimated fair value. Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment.

Fair Value Measurements The applicable accounting pronouncement on fair value measurements clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of the fair value measurements. Under the pronouncement, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The most significant element of the fair value standard is the development of a three-level fair value hierarchy. The three levels of the hierarchy and the material input considerations are as follows:

Fair Value Hierarchy

Level 1 Inputs – include unadjusted quoted prices for identical investments or liabilities in active markets (e.g., exchange-traded securities). An active market is defined as a market in which transactions for the investment or liability occur with sufficient frequency and volume to provide reliable pricing information on an ongoing basis.

Level 2 Inputs – include quoted prices for identical assets in markets that are not active (e.g., thinly traded securities), quoted prices for similar assets (e.g., restricted securities, private investments in public companies, etc.) or market inputs other than the directly observable quoted price. These “other market inputs” are often used in conjunction with valuation models and include interest rates, yield curves, prepayment speeds, default rates and other market-corroborated inputs.

Level 3 Inputs – valuations are based on unobservable inputs which include option-pricing models using historical volatility, the Fund’s own data or assumptions as a multiple of earnings or discounted cash flow, projections and forecasts made available to the Fund by the private investment entities and other similar financial and operational information not available to, or observable by, the public domain.

A summary of the inputs used at June 30, 2013 in valuing each of the Fund’s assets is:

	Level 1 – Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs *	Total Fair Value at June 30, 2013
Marketable Securities:
American Vantage Companies	$14,235	--	--	$14,235
Enzo Biochem, Inc.	2,529,688	--	--	2,529,688
MRI Interventions, Inc.	543,162	--	--	543,162
MiMedx Group, Inc.	3,247,194	--	--	3,247,194
Silverstar Holdings Ltd	134		--	134

Total Investment in Marketable Securities	$6,334,413	$--	$--	$6,334,413

Private Investments:
MRI Interventions, Inc. (formerly, Surgivision, Inc.) Note	--	--	48,856	48,856

Total Private Investments	$--	$--	$48,856	$48,856

*	MRI Interventions, Inc. Note – Face amount of $138,512, with interest at 3.5% and 10-year maturity term. The Fund will receive a single payment of $186,991 ($138,512 plus $48,479 accrued interest payment is expected in 2020). The $186,991 payment has been present valued at an appropriate, risk adjusted rate of 20%.

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For the three months ended June 30, 2013, there were sales and purchases of common stock and private investments of $47,100 and $0, respectively. Gross unrealized appreciation amounted to $906,166 and gross unrealized depreciation amounted to $574,609 for the three months ended June 30, 2013.

The total gross unrealized appreciation was $3,175,644 and the total gross unrealized depreciation was $8,757,546 as of June 30, 2013.

The net unrealized depreciation was $5,581,902 for the period ended June 30, 2013.

The total cost of marketable securities was $9,341,717 and the total cost of private investments was $2,623,454 for federal tax purposes for the period ended June 30, 2013.

Item 2.	Controls and Procedures.

(a)	Registrant’s principal executive and principal financial officers agree that Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the 1940 Act, are effective, based on their evaluation of these controls and procedures, as required by Rule 30a-3(b), within 90 days of the filling date of this report.

(b)	During the Registrant’s last fiscal quarter, there were no changes in its internal controls over financial reporting that materially affected, or are likely to materially affect, the Registrant’s internal controls over financial reporting.

Item 3.	Exhibits.

(1) Certification of principal executive officer

(2) Certification of principal financial officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Engex, Inc.

By: /s/ J. Morton Davis

J. Morton Davis, President

Date: September 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ J. Morton Davis

J. Morton Davis, President

Date: September 11, 2013

By: /s/ Michael Siciliano

Michael Siciliano, Treasurer

Date: September 11, 2013

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